EXHIBIT 24.1



                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John Hugo and Alexandre Westphalen, and each of them, his attorneys-in-fact, with full power of substitution, for him in any and all capacities, to sign on behalf of CompleTel Europe N.V., a public limited liability company organized under the laws of The Netherlands, an annual report on Form 10-K, and any and all amendments thereto, to be filed with the U.S. Securities and Exchange Commission (the "Commission") in compliance with the U.S. Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.


         Signature                                      Title                                 Date

By:  Jerome de Vitry                       Chief Executive Officer,
--------------------------------             President and Managing Director               September    , 2002
Name:  Jerome de Vitry                       (Principal Executive Officer)


By:  John M. Hugo                          Corporate Controller (Principal                 September    , 2002
--------------------------------           Accounting Officer)
Name: John M. Hugo


By:  Alexandre Westphalen                  Vice President, Finance                         September    , 2002
--------------------------------
Name:  Alexandre Westphalen


By:  James E. Dovey                        Supervisory Director                            September    , 2002
--------------------------------
Name:  James E. Dovey


By:  James C. Allen                        Supervisory Director                            September    , 2002
--------------------------------
Name:  James C. Allen


By:  Lawrence F. DeGeorge                  Supervisory Director                            September    , 2002
Name:  Lawrence F. DeGeorge

By:  Paul J. Finnegan                      Supervisory Director                            September    , 2002
--------------------------------
Name:  Paul J. Finnegan


By:  James H. Kirby                        Supervisory Director                            September    , 2002
--------------------------------
Name:  James H. Kirby


By:  James N. Perry, Jr.                   Supervisory Director                            September    , 2002
--------------------------------
Name:  James N. Perry, Jr.